Exhibit 99.2

Capital Southwest Corporation Q1 2018 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 Dallas, Texas 75240 214.238.5700 capitalsouthwest.com August 8, 2017

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often preceded by, followed by, or include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and its subsequent filings with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally Managed BDC with RIC status for tax purposes December 2014 announced intent to spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) tax free January 2015 launched credit investment strategy September 2015 completed tax free spin off of CSWI 16 employees based in Dallas, Texas Total Balance Sheet Assets of $331 MM as of June 30, 2017 Manage I-45 Senior Loan Fund (“SLF”) in partnership with Main Street Capital (Nasdaq: MAIN) CSWC Company Overview

Financial Highlights Q1 2018 Pre-Tax NII of $3.6 MM or $0.22 per share Paid Quarterly Dividend of $0.21 per share Increased Investment Portfolio to $307 MM from $287 MM at fair value $38 MM deployed in four new originations and one add-on $19 MM proceeds received from four portfolio exits $75 MM available on Credit Facility and $12.4 MM in cash available to fund investment activity as of quarter end Increased I-45 SLF investment portfolio to $210 MM from $200 MM I-45 distributed $2.3 MM dividend to CSWC $55 MM deployed in 12 new originations and one add-on $43 MM proceeds received in ten portfolio exits Q1 2018 Highlights

Balance Sheet Credit Portfolio Growth Credit portfolio has grown to $182 MM at 6/30/17 from $84 MM at 6/30/16 Debt Portfolio (Fair Value) Includes purchases of new investments, as well as discount accretion on existing investments. Includes conversion of $2.7 million debt security in legacy Titan Liner to equity in 12/31/16 quarter (In Millions) 9/30/2016 12/31/2016 3/31/2017 6/30/2017 Debt Investments at Fair Value Beginning Total Debt Portfolio (FV) $83.7 $137.6 $151.4 $167.4 New Originations (1) $53.8 $26.6 $37.1 $36.8 Repayments & Exits (2) ($0.9) ($13.2) ($23.0) ($24.1) Appreciation / (Depreciation) $1.0 $0.4 $1.9 $1.6 Change in Debt Investments (FV) $53.9 $13.8 $16.0 $14.3 Ending Total Debt Portfolio (FV) $137.6 $151.4 $167.4 $181.7

Lower Middle Market (“LMM”): CSWC led or Club Deals Companies with EBITDA greater than $3 MM Typically leverage of 2x – 4x Debt to EBITDA through CSWC debt Commitment size up to $20 MM with hold sizes generally $10 to $15 MM Both Sponsored and Non-sponsored deals Securities include first lien, unitranche, second lien and subordinated debt Frequently make equity co-investments alongside CSWC debt Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien Companies typically have in excess of $50 MM in EBITDA Typically leverage of 3x – 5.5x Debt to EBITDA through CSWC debt position Hold sizes generally $5 to $10 MM Floating Rate First and Second Lien debt securities More liquid assets relative to Lower Middle Market investments Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Two Pronged Investment Strategy

Q1 2018 Portfolio Prepayments Prepayments continue to demonstrate our track record of generating attractive risk adjusted returns on shareholders’ capital Note: Market Segment refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) Q1 2018 Portfolio Exits Name Industry Type Market Proceeds Realized Gain IRR Infogroup Inc. Software & IT Services 1st Lien UMM $4,895 $72 11.0% LTI Holdings, Inc. Industrial Products 2nd Lien UMM $7,000 $144 12.9% TaxAct, Inc. Financial Services 1st Lien UMM $2,450 $43 9.9% Imagine! Print Solutions, Inc. Media, Marketing, & Entertainment 1st Lien UMM $4,853 $52 9.0% Total / Wtd. Avg. $19,198 $311 11.1%

CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally Managed BDC with RIC status for tax purposes December 2014 announced intent to spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) tax free January 2015 launched credit investment strategy September 2015 completed tax free spin off of CSWI 16 employees based in Dallas, Texas Total Balance Sheet Assets of $331 MM as of June 30, 2017 Manage I-45 Senior Loan Fund (“SLF”) in partnership with Main Street Capital (Nasdaq: MAIN) CSWC Company Overview

Financial Highlights Q1 2018 Pre-Tax NII of $3.6 MM or $0.22 per share Paid Quarterly Dividend of $0.21 per share Increased Investment Portfolio to $307 MM from $287 MM at fair value $38 MM deployed in four new originations and one add-on $19 MM proceeds received from four portfolio exits $75 MM available on Credit Facility and $12.4 MM in cash available to fund investment activity as of quarter end Increased I-45 SLF investment portfolio to $210 MM from $200 MM I-45 distributed $2.3 MM dividend to CSWC $55 MM deployed in 12 new originations and one add-on $43 MM proceeds received in ten portfolio exits Q1 2018 Highlights

Q1 2018 Portfolio Originations Strong Lower Middle Market origination activity with $38 MM in new investments in Q1 2018 at a weighted average YTM of 10.3% Note: Market Segment refers to Upper Middle Market (“UMM”) and Lower Middle Market (“LMM”) Q1 2018 Portfolio Originations Name Industry Type Market Total Commitment Debt Coupon Debt Yield to Maturity Wastewater Speciality Industrial Services 1st Lien LMM $11,000 L + 8.75% (1.0% floor) 10.6% R. J. O'Brien Commodities 1st Lien UMM $7,500 L + 8.00% (1.0% floor) 9.6% Tax Advisors Group Consumer Services Sub-debt and Equity LMM $5,141 10.00% (2.0% PIK) 12.5% Lighting Retrofit International (Add-on) Environmental Services 1st Lien and Equity LMM $5,278 L + 9.25% (1.0% floor) 11.0% AAC Holdings Healthcare Services 1st Lien UMM $9,500 L + 6.75% (1.0% floor) 8.8% Total $38,419 10.3%

I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 portfolio grew to $210 MM while average investment size shrunk to 2.2% (1) Through I-45 Security Telecommunications Services: Business Capital Equipment Media: Advertising, Printing & Pub. Healthcare & Pharmaceuticals Current I-45 Portfolio (By Type) 14% 12% 10% 8% 8% 6% 6% 5% 5% 4% 4% 4% 4% 3% 2% 2% 9/30/2016 12/31/2016 3/31/2017 6/30/2017 Total Debt Investments at Fair Value $172,519 $186,643 $200,243 $209,863 Number of Issuers 36 41 43 46 Wtd. Avg. Issuer EBITDA $100,144 $88,970 $81,417 $80,909 Avg. Investment Size as a % of Portfolio 2.8% 2.4% 2.3% 2.2% Wtd. Avg. Net Leverage on Investments (1) 3.3x 3.2x 3.0x 3.5x Wtd. Avg. Yield 8.1% 8.0% 7.9% 7.9% Wtd. Avg. Duration (Yrs) 4.4 4.4 4.3 4.9 I-45 Portfolio Statistics

Portfolio Mix as of 6/30/17 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Portfolio of $307 MM continues to be granular, diverse, and focused on income generating securities I - 45 SLF 22% Industrial Products 12% Media, Marketing, & Entertainment 9% Distribution 7% Consumer Products and Retail 6% Environmental Services 5% Energy Services (Upstream) 5% Business Services 4% Industrial Services 4% Consumer Services 3% Food, Agriculture & Beverage 3% Paper & Forest Products 3% Healthcare Services 3% Telecommunications 3% Restaurants 3% Gaming & Leisure 2% Commodities 2% Software & IT Services 2% Healthcare Products 2% 1st Lien 41% I - 45 SLF (93% 1st Lien) 22% 2nd Lien 13% Senior Subordinated Debt 6% Yielding Equity 13% Non - Yielding Equity 5%

Interest Rate Sensitivity Fixed vs. Floating Portfolio Composition (1) Debt Portfolio Exposure at 6/30/17 Well-Positioned for Changes to Base Interest Rates Note: Illustrative change in NII is based on a projection of CSWC’s existing debt investments as of 6/30/17, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. (1) Portfolio Composition includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund 5% 95% Fixed Floating Change in Base Interest Rates Illustrative NII Change ($'s) Illustrative NII Change (Per Share) (50bps) ($324,142) ($0.02) 50 bps $1,006,719 $0.06 100bps $2,013,438 $0.13 150bps $3,020,157 $0.19 200bps $4,026,876 $0.25

Interest Rate Sensitivity Fixed vs. Floating Portfolio Composition (1) Debt Portfolio Exposure at 6/30/17 Well-Positioned for Changes to Base Interest Rates Note: Illustrative change in NII is based on a projection of CSWC’s existing debt investments as of 6/30/17, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. (1) Portfolio Composition includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund 5% 95% Fixed Floating Change in Base Interest Rates Illustrative NII Change ($'s) Illustrative NII Change (Per Share) (50bps) ($324,142) ($0.02) 50 bps $1,006,719 $0.06 100bps $2,013,438 $0.13 150bps $3,020,157 $0.19 200bps $4,026,876 $0.25

Income Statement (In Thousands, except per share amounts) Quarter Ended 9/30/16 Quarter Ended 12/31/16 Quarter Ended 3/31/17 Quarter Ended 6/30/17 Investment Income Interest Income $2,630 $3,611 $4,113 $4,520 Dividend Income $1,995 $3,078 $3,002 $3,004 Fees and Other Income $101 $176 $611 $200 Total Investment Income $4,726 $6,865 $7,726 $7,724 Expenses Cash Compensation $1,404 $1,476 $1,704 $1,638 Share Based Compensation $255 $321 $382 $368 General & Administrative $1,015 $1,144 $1,360 $1,228 Spin-off Related Expenses $172 $172 $172 $172 Total Expenses (excluding Interest) $2,846 $3,113 $3,618 $3,406 Interest Expense $103 $343 $543 $738 Pre-Tax Net Investment Income $1,777 $3,409 $3,565 $3,580 Taxes and Gain / (Loss) Income Tax Benefit (Expense) ($412) ($536) ($284) ($144) Net realized gain (loss) on investments $3,527 $72 $4,098 $624 Net increase (decrease) in unrealized appreciation of investments $2,026 $4,940 ($1,402) $1,384 Net increase (decrease) in net assets resulting from operations $6,918 $7,885 $5,977 $5,444 Weighted Average Diluted Shares Outstanding 15,806 15,932 16,044 16,072 Pre-Tax Net Investment Income Per Dil. Weighted Average Share $0.11 $0.21 $0.22 $0.22

Portfolio Mix as of 6/30/17 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Portfolio of $307 MM continues to be granular, diverse, and focused on income generating securities I - 45 SLF 22% Industrial Products 12% Media, Marketing, & Entertainment 9% Distribution 7% Consumer Products and Retail 6% Environmental Services 5% Energy Services (Upstream) 5% Business Services 4% Industrial Services 4% Consumer Services 3% Food, Agriculture & Beverage 3% Paper & Forest Products 3% Healthcare Services 3% Telecommunications 3% Restaurants 3% Gaming & Leisure 2% Commodities 2% Software & IT Services 2% Healthcare Products 2% 1st Lien 41% I - 45 SLF (93% 1st Lien) 22% 2nd Lien 13% Senior Subordinated Debt 6% Yielding Equity 13% Non - Yielding Equity 5%

Portfolio Statistics CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Includes dividends from Media Recovery, Inc. and I-45 Senior Loan Fund. Excludes CSWC equity investment in I-45 Senior Loan Fund. At Fair Value Continuing to build a well performing credit portfolio with no non-accruals Quarter Ended 9/30/2016 Quarter Ended 12/31/2016 Quarter Ended 3/31/2017 Quarter Ended 6/30/2017 Portfolio Statistics Fair Value of Debt Investments $137,586 $151,465 $167,447 $181,725 Average Debt Investment Hold Size $5,982 $5,826 $5,980 $6,731 Fair Value of Debt Investments as a % of Par 98% 98% 99% 99% % of Debt Portfolio on Non-Accrual (at Fair Value) 1.8% 0.0% 0.0% 0.0% Weighted Average Investment Rating (1) 1.9 1.9 1.9 2.0 Weighted Average Yield on Debt Investments 10.00% 10.32% 10.28% 10.51% Total Fair Value of Portfolio Investments $238,319 $267,131 $286,880 $306,582 Weighted Average Yield on all Portfolio Investments (2) 9.23% 10.72% 10.49% 10.43% Investment Mix (Debt vs. Equity) (3) (4) 73% / 27% 73% / 27% 75% / 25% 76% / 24% Investment Mix (Yielding vs. Non-Yielding) (4) 94% / 6% 94% / 6% 95% / 5% 95% / 5%

Balance Sheet (In Thousands, except per share amounts) Quarter Ended 9/30/2016 Quarter Ended 12/31/2016 Quarter Ended 3/31/2017 Quarter Ended 6/30/2017 Assets Portfolio Investments $238,319 $267,131 $286,880 $306,582 Cash & Cash Equivalents $57,840 $32,671 $22,386 $12,359 Deferred Tax Asset $1,940 $1,940 $2,017 $1,858 Other Assets $9,176 $10,592 $14,469 $10,391 Total Assets $307,275 $312,334 $325,752 $331,190 Liabilities Credit Facility $0 $15,000 $25,000 $25,000 Payable for Unsettled Transaction $19,361 $0 $0 $9,263 Other Liabilities $8,985 $11,890 $15,680 $9,500 Total Liabilities $28,346 $26,890 $40,680 $43,763 Shareholders Equity Net Asset Value $278,929 $285,444 $285,072 $287,427 NAV per Share $17.74 $17.88 $17.80 $17.96 Debt to Equity 0.0x 0.1x 0.1x 0.1x Shares Outstanding at Period End 15,727 15,965 16,011 16,006

Corporate Information Board of Directors Senior Management Fiscal Year End Inside Directors March 31 Bowen S. Diehl Bowen S. Diehl President & Chief Executive Officer Independent Auditor Independent Directors RSM Chicago, IL David R. Brooks Michael S. Sarner Jack D. Furst Chief Financial Officer, Secretary & Treasurer John H. Wilson William R. Thomas Corporate Counsel T. Duane Morgan Investor Relations Eversheds Sutherland / Jones Day Michael S. Sarner Capital Southwest Corporate Offices & Website 214-884-3829 5400 LBJ Freeway msarner@capitalsouthwest.com Transfer Agent 13th Floor American Stock Transfer & Trust Company, LLC Dallas, TX 75240 Securities Listing 800-937-5449 http://www.capitalsouthwest.com NASDAQ: CSWC www.amstock.com